--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1998


Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past twelve months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's consolidated financial statements and a detailed portfolio of investments. We thank you for your continued investment in the Trust.


      Sincerely,


/s/ Laurence D. Fink                             /s/ Ralph L. Schlosstein
-------------------------                        -------------------------------
Laurence D. Fink                                 Ralph L. Schlosstein
Chairman                                         President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the fiscal year ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BLK". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the year:

                                 --------------------------------------------------------------
                                       6/30/98     6/30/97     CHANGE       HIGH       LOW
-----------------------------------------------------------------------------------------------
  STOCK PRICE                         $8.8125     $8.1250       8.46%     $8.8125    $8.1250
-----------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)               $9.51       $9.10         4.51%     $9.52      $9.10
-----------------------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE            5.47%       6.38%       (0.91%)     6.38%      5.21%
-----------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      After extremely strong growth in 1997 and into the first quarter of 1998, the U.S. economy slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities trended downward during the period. For example, the yield of the 10-Year Treasury posted a net decline of 105 basis points (1.05%), falling from 6.50% on June 30, 1997 to 5.45% on June 30, 1998.
The past year witnessed strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and that the Fed will adopt an easing bias provided additional support to the bond market. With Treasury supply waning due to surplus in the federal budget and increased foreign  demand  for  Treasuries  due  to  their  U.S.  government  backing  and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      In light of declining interest rates and faster prepayment speeds during the period, mortgages underperformed the broader investment grade bond market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted an 8.92% total return versus 10.54% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. Accordingly, lower coupon securities generally outperformed more prepayment-sensitive higher-coupon issues. After a strong beginning to 1997, the corporate bond market succumbed to the financial turmoil in Asia during the fourth quarter, which caused a decline in perceived corporate bond credit quality ratings and initiated a period of corporate bond underperformance versus Treasuries. Lower U.S. interest rates brought a flood of new corporate supply in 1998, further contributing to the modest performance of corporates.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and June 30, 1997 asset composition.

   ----------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
   ----------------------------------------------------------------------------

     COMPOSITION                                JUNE 30, 1998   JUNE 30, 1997
   ----------------------------------------------------------------------------
     Corporate Bonds                                  19%             16%
   ----------------------------------------------------------------------------
     Taxable Zero Coupon Bonds                        17%             14%
   ----------------------------------------------------------------------------
     U.S. Treasury Securities                         16%             27%
   ----------------------------------------------------------------------------
     Asset-Backed Securities                           9%              5%
   ----------------------------------------------------------------------------
     Mortgage Pass-Throughs                            8%             13%
   ----------------------------------------------------------------------------
     Agency Multiple Class Mortgage Pass-Throughs      8%              8%
   ----------------------------------------------------------------------------
     Money Market Instruments                          7%              2%
   ----------------------------------------------------------------------------
     Principal Only Mortgage-Backed Securities         6%              4%
   ----------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities             5%              4%
   ----------------------------------------------------------------------------
     Interest Only Mortgage-Backed Securities          2%              4%
   ----------------------------------------------------------------------------
     Municipal Bonds                                   2%              1%
   ----------------------------------------------------------------------------
     Adjustable Rate Mortgages                         1%              2%
   ----------------------------------------------------------------------------


   ----------------------------------------------------------------------------
                                                   RATING % OF CORPORATES
   ----------------------------------------------------------------------------
                   CREDIT RATING                JUNE 30, 1998   JUNE 30, 1997
   ----------------------------------------------------------------------------
                 AAA or equivalent                     2%              1%
   ----------------------------------------------------------------------------
                 AA or equivalent                     14%              9%
   ----------------------------------------------------------------------------
                  A or equivalent                     62%             55%
   ----------------------------------------------------------------------------
                 BBB or equivalent                    22%             30%
   ----------------------------------------------------------------------------
                        N/R                            0%              5%
   ----------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of June 30, 2001. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been in asset-backed securities (ABS) and corporate bond and structured mortgage securities sectors (such as commercial mortgage-backed securities, or "CMBS"). To finance these purchases, the Trust primarily sold mortgage pass-through securities, as their maturities may extend past the Trust's termination date in a rising interest rate environment.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock 2001 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,

/s/ Robert S. Kapito                         /s/ Michael P. Lustig
----------------------------                 ---------------------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                     THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                   BLK
--------------------------------------------------------------------------------
 Initial Offering Date:                                         July 23, 1992
--------------------------------------------------------------------------------
 Closing Stock Price as of June 30, 1998:                            $8.8125
--------------------------------------------------------------------------------
 Net Asset Value as of June 30, 1998:                                $9.51
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of June 30, 1998 ($8.8125)1:         4.54%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share2:                            $0.0333
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share2:                         $0.40
--------------------------------------------------------------------------------


----------------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
JUNE 30, 1998

================================================================================
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS -- 106.8%
                       MORTGAGE PASS-THROUGHS -- 8.8%
                       Federal Home Loan Mortgage Corp.,
            $ 1,881++    6.50%, 09/01/25 - 01/01/99 ......  $  1,875,038
                547      7.50%, 07/01/13 - 11/01/23 ......       560,837
              7,994      8.144%, 12/01/01,
                           7 Year Multifamily ............     8,098,787
              9,487      8.50%, 06/01/11 - 09/01/24 ......     9,929,390
              9,983      8.60%, 05/01/02,
                           7 Year Multifamily ............    10,388,316
              5,940    Federal Housing Administration,
                         Massachusetts St. Housing
                         Finance Agency, Series A,
                         6.85%, 10/01/20 .................     5,925,684
                       Federal National Mortgage
                         Association,
             30,000      6.50%, 03/25/27 .................     6,825,000
             21,721++    7.00%, 10/01/22 - 06/01/26 ......    22,026,361
              6,825      7.50%, 09/01/07 - 07/01/23 ......     7,033,307
             10,364      7.695%, 05/01/01,
                           7 Year Multifamily ............    10,496,057
             11,218      7.79%, 02/01/01,
                           7 Year Multifamily ............    11,367,083
              3,761      8.00%, 03/01/01,
                           7 Year Multifamily ............     3,818,964
              3,684      8.49%, 04/01/01,
                           7 Year Multifamily ............     3,750,459
              6,197      8.50%, 06/01/06 - 09/01/09,
                           15 Year .......................     6,477,773
              2,423      8.69%, 04/01/01,
                           7 Year Multifamily ............     2,551,501
              7,281    Government National
                         Mortgage Association, 8.00%,
                         01/15/23 - 06/15/24 .............     7,544,754
                                                            ------------
                                                             118,669,311
                                                            ------------
                       MULTIPLE CLASS MORTGAGE
                         PASS-THROUGHS -- 10.3%
  AAA           346    Collateralized Mortgage
                         Securities Corp.,
                         Series F, Class F-4A,
                         11/01/15 ........................       349,819
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
              2,006      Series G-29, Class G-29-IA,
                           06/25/20 (I) ..................       207,364
             14,389      Series G-30, Class G-30-J,
                           02/25/23 (I) ..................     2,142,646
             12,576      Series G-32, Class G-32-PT,
                           02/25/19 (I) ..................     1,228,546
              3,045      Series G-32, Class G-32-TT,
                           02/25/19 (I) ..................       283,996
             34,304      Series 1261, Class 1261-H,
                           08/15/19 ......................    34,593,875
                614      Series 1563, Class 1563-SB,
                           08/15/08 (ARM) ................       621,838
              1,758      Series 1606, Class 1606-SB,
                           11/15/08 (ARM) ................     1,730,046
              5,295      Series 1671, Class 1671-KD,
                           02/15/24 (ARM) ................     5,202,456
             46,732      Series 1954, Class 1954-MD,
                           03/15/16 (I) ..................     5,421,393
              5,471      Series 1970, Class 1970-PN,
                           06/15/15 (I) ..................       574,461
                       Federal National Mortgage
                         Association, REMIC
                         Pass-Through Certificates,
              6,533      6.125%, Series 1993-ML,
                           Class M2-H, 11/25/03,
                           Multifamily ...................     6,512,740
              2,558      Trust 269, Class 269-1,
                           08/01/22 ......................     2,704,498
              6,954      Trust 1990-144, Class 144-W,
                           12/25/20 ......................     7,548,216
             15,000      Trust 1992-43, Class 43-E,
                           04/25/22 ......................    15,530,850
              8,315      Trust 1992-122, Class 122-PJ,
                           06/25/19 ......................     8,369,571
                529      Trust 1992-184, Class 184-SA,
                           06/25/22 (ARM) ................       533,100
              1,500      Trust 1993-G17, Class 17-SH,
                           04/25/23 (ARM) ................     1,044,735
              4,107      Trust 1993-68, Class 68-PJ,
                           11/25/06 (I) ..................       327,044
              2,050      Trust 1993-71, Class 71-PG,
                           07/25/07 ......................     2,058,877
                652      Trust 1993-99, Class 99-SB,
                           07/25/23 (ARM) ................       648,151
                822      Trust 1993-117, Class 117-S,
                           07/25/08 (ARM) ................       791,387
              7,605      Trust 1993-141, Class 141-PW,
                           06/25/18 (I) ..................       651,283
              4,722      Trust 1993-196, Class 196-SM,
                           10/25/08 (ARM) ................     4,213,621
              4,706      Trust 1993-214, Class 214-SO,
                           12/25/08 (ARM) ................     4,442,291
              1,486      Trust 1994-42, Class 42-SM,
                           01/25/24 (ARM) ................     1,446,731
              7,700      Trust 1994-54, Class 54-B,
                           11/25/23 (P) ..................     7,063,441
             11,066      Trust 1996-T6, Class T6-C,
                           02/26/01 ......................    11,062,701

                 See Notes to Consolidated Financial Statements.

================================================================================
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------

                       MULTIPLE CLASS MORTGAGE
                         PASS-THROUGHS -- (CONT'D)
           $ 2,735       Trust 1996-T6, Class T6-D,
                           02/26/01 ......................    $ 2,758,201
            23,700       Trust 1997-50, Class 50-HK,
                           08/25/27 ......................      8,428,313
             6,465       Government National Mortgage
                           Association, REMIC,
                           Trust 1994-1, Class 1-PL,
                           06/16/24 (I) ..................      1,125,415
                                                              -----------
                                                               139,17,606
                                                              -----------
                       COMMERCIAL MORTGAGE BACKED
                         SECURITIES -- 5.0%
  BBB       10,000     CBA Mortgage Corp.,
                         Series 1993-C1, Class D,
                         7.76%, 12/25/03 .................     10,020,914
  AA+        3,444     Central Life Assurance Co.,
                         Series 1994-1, Class A2,
                         8.90%, 11/01/20 .................      3,558,873
  AAA      126,145     Credit Suisse First Boston Mortgage,
                         Series 1997, Class C-1,
                         06/20/29, (I/O) .................     13,946,336
  AAA        5,200     PaineWebber Mortgage Acceptance
                         Corp., Series 1995-M1, Class A,
                         01/15/07 ........................      5,282,827
                       Resolution Trust Corp.,
  AA-        3,963       Series 1992-C6, Class B,
                           6.70%, 07/25/24 ...............      3,943,225
  AA         8,050       Series 1994-C1, Class C,
                           8.00%, 06/25/26 ...............      8,160,688
  A          5,521       Series 1994-C2, Class D,
                           8.00%, 04/25/25 ...............      5,588,110
  AA         4,684     Salomon Brothers, Mortgage
                         Acceptance Corp., Series
                         1997-TZH, Class A1,
                           7.15%, 03/25/25 ...............      4,889,207
  AAA       12,800     Structured Asset Securities
                         Corp., Series 1996-CFL,
                         Class B, 6.30%, 02/25/28 ........     12,778,166
                                                              -----------
                                                               68,168,346
                                                              -----------

                       CORPORATE BONDS -- 20.5%
                         BANKING AND FINANCE -- 9.5%
  A3         1,300@    Amsouth Bancorporation,
                         6.75%, 11/01/25 .................      1,336,066
  A-         5,000    Aristar Inc.,
                         7.25%, 06/15/01 .................      5,153,350
                      Associates Corp.,
  AA-        5,000      6.68%, 07/25/00 ..................      5,068,700
  AA-        5,000      7.46%, 03/28/00 ..................      5,127,000
  A-        15,000   Donaldson, Lufkin & Jenrette,
                        5.625%, 02/15/16 .................     14,830,050
  A+         6,750   Goldman Sachs Group LP,
                        6.20%, 12/15/00 ..................      6,785,437
  A3         5,000   Great Western Financial Corp.,
                        6.375%, 07/01/00 .................      5,037,900
  A1         5,700   Meridian Bancorp Inc.,
                        6.625%, 06/15/00 .................      5,768,362
                     Merrill Lynch & Co. Inc.,
  AA-        7,200      6.00%, 01/15/01 ..................      7,203,888
  AA-        5,800      6.00%, 03/01/01 ..................      5,806,902
  A+         3,800   Morgan Stanley Inc.,
                        5.75%, 02/15/01 ..................      3,778,720
  Aa3       10,000   NationsBank Corp.,
                        7.00%, 09/15/01 ..................     10,278,700
  A         12,500   Salomon Inc.,
                        6.625%, 11/30/00 .................     12,658,875
                     Salomon Smith Barney
                        Holdings Inc.,
  A         13,000      5.875%, 02/01/01 .................     12,937,600
  A          3,600      7.00%, 05/15/00 ..................      3,661,704
  A          1,925   Security Pacific Corp.,
                       11.00%, 03/01/01 ..................      2,157,176
  A-        15,000   Transamerica Finance Corp.,
                       6.75%, 06/01/00 ...................     15,208,350
  A2         5,000   Union Planters National Bank,
                       6.76%, 10/30/01 ...................      5,100,892
                                                             ------------
                                                              127,899,672
                                                             ------------
                     INDUSTRIAL -- 4.3%
  BBB        7,500   Erac Usa Finance Co.,
                       7.00%, 06/15/00 ...................      7,610,137
  A         10,000   Ford Motor Credit Co.,
                       6.18%, 12/27/01 ...................     10,058,200
  A         20,600   General Motors Acceptance Corp.,
                       6.125%, 09/18/98 ..................     20,617,620
  BBB-       6,000   RJR Nabisco Brands Inc.,
                       8.00%, 07/15/01 ...................      6,040,260
                     Sears Roebuck & Co.,
  A-         4,250     6.50%, 06/15/00 ...................      4,293,095
  A-         5,000     7.29%, 04/24/00 ...................      5,100,716
  BBB        3,500   Tenneco Credit Corp.,
                       8.075%, 10/01/02 ..................      3,728,025
                                                             ------------
                                                               57,448,053
                                                             ------------
                     UTILITIES -- 1.0%
  BBB        9,000   Pacificorp Holdings Inc.,
                       6.75%, 04/01/01 ...................      9,010,530
  BBB+       5,000   Potomac Capital Corp.,
                       6.90%, 08/09/00 ...................      5,049,350
                                                             ------------
                                                               14,059,880
                                                             ------------

                     YANKEE -- 5.7%
                     African Development Bank,
  Aa1        5,000     7.75%, 12/15/01 ...................      5,254,816
  Aaa        3,350     8.625%, 05/01/01 ..................      3,569,431
  BBB-       3,000   Colombia (Republic of),
                       8.00%, 06/14/01 ...................      3,000,000
  BBB-      15,000   Empresa Electric Guacolda,
                       7.60%, 04/30/01 ...................     14,893,484
  A          4,000   Household Finance Corp.,
                       7.45%, 04/01/00 ...................      4,093,040

                 See Notes to Consolidated Financial Statements.

================================================================================
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                     CORPORATE BONDS
                       YANKEE -- (CONT'D)
  A+       $18,000   Quebec (Province of),
                       9.125%, 08/22/01 ..................  $  19,452,848
  BBB-      12,000   Transpatadora de Gas,
                       10.25%, 04/25/01 ..................     12,241,972
  A-        15,000   US Remittance Master Trust,
                       7.57%, 01/01/01 ...................     15,079,687
                                                             ------------
                                                               77,585,278
                                                             ------------

                     ASSET-BACKED SECURITIES -- 9.2%
  BBB+       5,290   Amresco Securitized Interest,
                       Series 1996-1, Class A,
                         8.10%, 04/26/26 .................      5,210,206
  AAA       23,715   Brazos Student Finance Corp.,
                       Series 1998-A, Class A,
                         06/01/06 ........................     23,707,968
  Baa2      10,000   Broad Index Secured Trust,
                         6.58%, 03/26/01 .................     10,019,239
  AAA       18,205   Chase Manhattan Grantor Trust,
                       Series 1996-B, Class A,
                         6.61%, 09/15/02 .................     18,341,462
  AAA       35,000@  Citibank Credit Card Trust,
                       Series 1996-1, Class A,
                         5.79%, 02/07/03 .................     30,045,050
  AAA        2,222   NationsBank Auto Grantor Trust,
                       Series 1995-A, Class A,
                         5.85%, 06/15/02 .................      2,223,049
  AAA        5,750   Standard Credit Card Master Trust,
                       Series 1995-3, Class A,
                         7.85%, 02/07/02 .................      5,915,313
                     Structured Mortgage Asset,
                       Residential Trust,
  A         10,563     Series 1997-2, 8.24%,
                         03/15/06 ........................     10,650,958
  A         11,268     Series 1997-3, 8.724%,
                         04/15/06 ........................     11,452,408
  A          6,378     Series 1997-4, Class A, 7.85%,
                         09/15/01 ........................      6,423,555
                                                             ------------

                                                              123,989,208
                                                             ------------

                     STRIPPED MORTGAGE-BACKED
                       SECURITIES -- 8.8%
  AAA        6,404   Bear Stearns Secured Investments,
                       12/01/18 (P/O) ....................      6,228,234
  Aaa        4,265   CMO Mortgage Investors Trust,
                       Trust 7, Class P,
                       09/22/21 (I/O) ....................      1,071,756
                     Collateralized Mortgage
                       Securities Corp.,
  AAA        1,267     Series 1990-5, Class 5-L,
                         09/20/20 (I/O) ..................         32,849
  AAA        3,320     Series 1991-9, Class M,
                         11/20/21 (I/O) ..................        501,642
                     Federal Home Loan
                       Mortgage Corp.,
            17,650     Series G-3, Class G-3-S,
                         04/25/19 (I/O) ..................        749,964
             4,482     Series 113, Class 113-M,
                         05/15/21 (I/O) ..................      1,093,122
            13,205     Series 181, Class 181-F,
                         08/15/21 (I/O) ..................      1,764,025
             1,127     Series 1125, Class 1125-F,
                         08/15/21 (I/O) ..................        303,780
                26     Series 1185, Class 1185-C,
                         12/15/06 (I/O) ..................        440,247
                28     Series 1283, Class 1283-X,
                         06/15/22 (I/O) ..................        777,417
               691     Series 1338, Class 1338-Q,
                         08/15/07 (P/O) ..................        594,054
             4,700     Series 1360, Class 1360-PT,
                         12/15/17 (I/O) ..................        696,319
             4,700     Series 1378, Class 1378-DA,
                         01/15/18 (I/O) ..................        938,567
             2,941     Series 1388, Class 1388-G,
                         05/15/06 (I/O) ..................        447,010
             3,646     Series 1404, Class 1404-E,
                         01/15/06 (I/O) ..................        408,813
             6,485     Series 1422, Class 1422-IB,
                         11/15/07 (I/O) ..................      1,063,032
            14,852     Series 1506, Class 1506-SA,
                         01/15/05 (I/O) ..................        207,784
            21,919     Series 1605, Class 1605-S,
                         08/15/06 (I/O) ..................        481,352
            15,456     Series 1621, Class 1621-SJ,
                         10/15/20 (I/O) ..................        661,377
            24,316     Series 1640, Class 1640-SD,
                         12/15/00 (I/O) ..................        492,151
             6,506     Series 1662, Class 1662-PO,
                         01/15/09 (P/O) ..................      5,134,307
             1,536     Series 1664, Class 1664-C,
                         11/15/23 (P/O) ..................      1,468,339
             3,271     Series 1721, Class 1721-OC,
                         05/15/24 (P/O) ..................      1,896,673
            52,664     Series 1790, Class 1790-D,
                         11/15/23 (I/O) ..................      1,123,853
             5,416     Series 1849, Class 1849-EL,
                         12/15/08 (I/O) ..................        876,645
             6,610     Series 1870, Class 1870-PA,
                         08/15/01 (P/O) ..................      5,899,461
             3,706     Series 1900, Class 1900-SD,
                         01/15/23 (I/O) ..................        704,048
            17,059     Series 1950, Class 1950-SA,
                         10/15/22 (I/O) ..................        319,865
                     Federal National Mortgage
                       Association,
             2,861     Trust 3, Class 1, 02/01/17  (P/O) .      2,348,989
             2,370     Trust 5, Class 1, 09/01/07 (P/O) ..      1,967,716
            14,119     Trust 25, Class 2,
                         02/01/13 (I/O) ..................      1,353,585
             1,196     Trust 60, Class 1,
                         01/01/19 (P/O) ..................        970,255
             1,400     Trust 1990-76, Class 76-N,
                         07/25/20 (I/O) ..................         36,216

                 See Notes to Consolidated Financial Statements.

================================================================================
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                     STRIPPED MORTGAGE-BACKED
                       SECURITIES -- (CONT'D)
           $ 1,900     Trust 1990-106, Class 106-K,
                         09/25/20 (I/O) ..................    $    435,146
               532     Trust 1991-G44, Class G44-H,
                         11/25/21 (P/O) ..................         488,547
             1,964     Trust 1991-G46, Class G46-K,
                         12/25/09 (I/O) ..................         466,678
               839     Trust 1991-29, Class 29-J,
                         04/25/21 (I/O) ..................         273,260
             2,400     Trust 1991-80, Class 80-Q,
                         07/25/21 (I/O) ..................         726,870
               924     Trust 1991-167, Class 167-B,
                         10/25/17 (P/O) ..................         736,127
             1,365     Trust 1991-167, Class 167-E,
                         10/25/17 (P/O) ..................         651,105
             3,000     Trust G1992-5, Class 5-E,
                         01/25/22 (I/O) ..................         898,857
            11,523     Trust 1992-G45, Class G45-2,
                         08/25/22 (I/O) ..................       2,886,515
                66     Trust 1992-18, Class 18-JA,
                         11/25/05 (I/O) ..................         596,094
            40,807     Trust G1993-31, Class 31-PS,
                         08/25/18 (I/O) ..................       1,522,926
             3,726     Trust 1993-48, Class 48-B,
                         04/25/08 (P/O) ..................       3,126,508
            60,353     Trust 1993-82, Class 82-SA,
                         05/25/23 (I/O) ..................       1,810,594
             1,004     Trust 1993-128, Class 128-B,
                         07/25/23 (P/O) ..................         981,461
               475     Trust 1993-150, Class 150-B,
                         09/25/20 (P/O) ..................         471,484
             1,134     Trust 1993-151, Class 151-E,
                         05/25/23 (P/O) ..................       1,071,091
            14,744     Trust 1993-152, Class 152-D,
                         08/25/23 (P/O) ..................      14,292,060
            52,276     Trust 1993-202, Class 202-SL,
                         11/25/23 (I/O) ..................       2,624,275
             1,162     Trust 1993-222, Class 222-B,
                         07/25/22 (P/O) ..................       1,072,387
            22,852     Trust 1993-240, Class 240-PS,
                         09/25/12 (I/O) ..................         649,695
            20,874     Trust 1993-257, Class 257-A,
                         06/25/23 (P/O) ..................      19,052,723
            11,812     Trust 1994-8, Class 8-G,
                         11/25/23 (P/O) ..................       9,364,771
             4,703     Trust 1994-53, Class 53-EA,
                         11/25/23 (P/O) ..................       3,676,926
             7,300     Trust 1996-24, Class 24-SB,
                         10/25/08 (I/O) ..................       1,505,625
             9,471     Trust 1996-40, Class 40-SG,
                         03/25/09 (I/O) ..................       1,823,094
            75,603     Trust 1997-35, Class 35-SB,
                         03/25/09 (I/O) ..................       2,256,291
            47,180     Trust 1997-37, Class 37-SX,
                         08/18/18 (I/O) ..................         855,140
  AAA        6,148     Merrill Lynch Trust,
                         Series 43, Class F,
                           08/27/15 (I/O) ................         879,093
                                                              ------------
                                                               118,248,790
                                                              ------------
                     U.S. GOVERNMENT SECURITIES -- 16.6%
                       U.S. Treasury Bonds,
           125,000+    6.125%, 11/15/27 ..................     133,945,000
            71,329     3.625%, 04/15/28, (CPI) ...........      70,459,934
                     U.S. Treasury Notes,
             3,050     5.375%, 01/31/00 ..................       3,042,863
             4,180     5.750%, 09/30/99 ..................       4,191,119
            12,500     6.125%, 08/15/07 ..................      13,005,875
                                                              ------------
                                                               224,644,791
                                                              ------------
                    TAXABLE ZERO COUPON BONDS -- 18.2%
                      U.S. Treasury Receipt,
           187,000+     05/15/01 .........................     159,991,590
            96,000      08/15/00 .........................      85,531,200
                                                              ------------
                                                               245,522,790
                                                              ------------

                    TAXABLE MUNICIPAL BONDS -- 2.0%
  AAA        1,000  Kern County California Pension
                      Obligation,
                      6.27%, 08/15/01 ....................       1,009,440
  AAA        2,035  Long Beach California Pension
                      Obligation,
                      6.45%, 09/01/01 ....................       2,064,813
  AAA        6,000  Los Angeles County
                      California Pension Obligation,
                      Series D, 6.38%, 06/30/01 ..........       6,072,720
                    New York City, G.O., Series 1,
  BBB+       5,000    6.40%, 03/15/01 ....................       5,044,750
  BBB+       5,000    7.24%, 04/15/01 ....................       5,151,800
  BBB        1,000  New York State Environmental
                      Facility Auth., Series A,
                      6.62%, 03/15/01 ....................       1,013,100
  BBB        3,345  New York State Housing
                      Finance Agency, Series B,
                      7.14%, 09/15/02 ....................       3,469,869
  BBB        2,000  New York State Urban Development
                      Corp., Series B,
                      6.90%, 04/01/01 ....................       2,040,500
  A          1,000  St. Joseph's Health System
                      California, Series A,
                      7.02%, 07/01/01 ....................       1,027,220
                                                              ------------
                                                                26,894,212
                                                              ------------

                 See Notes to Consolidated Financial Statements.

================================================================================
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                    STRIPPED MONEY MARKET INSTRUMENTS -- 7.4%
  AAA     $ 65,000  Aim Prime Money
                      Market Portfolio,
                      Zero Coupon, 01/02/01 ..............  $    56,697,680
  AAA       50,000  Goldman Sachs Money Market,
                      Zero Coupon, 01/02/01 ..............       43,592,850
                                                            ---------------
                                                                100,290,530
                                                            ---------------

                    Total long-term Investments
                      (cost $1,429,193,215) ..............    1,443,038,467
                                                            ---------------
                   SHORT-TERM INVESTMENTS--0.8%
                   DISCOUNT NOTE --0.3%
         4,830     Federal Home Loan
                     Mortgage Corp.,
                     07/01/98 (cost $4,830,000) ..........       4,830,000
                                                            --------------

       NOTIONAL
        AMOUNT
         (000)
       --------
                    CALL OPTIONS PURCHASED -- 0.5%
                    Interest Rate Swap,
        80,000      6.20% over 3 Month LIBOR,
                      expires 08/13/99 ...................       2,292,800
       103,000      5.85% over 3 Month LIBOR,
                      expires 08/07/00 ...................       2,147,550
       235,000      5.82% over 3 Month LIBOR,
                      expires 01/11/99 ...................       1,076,535
       235,000      5.92% over 3 Month LIBOR,
                      expires 08/21/98 ...................       1,022,250
                                                            --------------
                                                                 6,539,135
                                                            --------------

                   PUT OPTIONSPURCHASED -- 0.0%
       200,000     Interest Rate Swap, 6.90% over
                     3 Month LIBOR, expires 10/30/98 .....         124,000
                                                            --------------
                   Total short-term Investments
                     (cost $14,296,175) ..................      11,493,135
                                                            --------------
                   Total investments before
                     call options written -- 107.6%
                     (cost $1,443,489,390) ...............   1,454,531,602
                                                            --------------

===============================================================================
       NOTION
       AMOUNT                                                     VALUE
       (000)              DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                   CALL OPTIONS WRITTEN -- (0.2%)
                   Interest Rate Swap,
     $(450,000)    3 month LIBOR over 5.25%
                     expires 12/01/98 ....................      $ (380,250)
      (152,750)    3 month LIBOR over 5.80%
                     expires 01/11/99 ....................      (1,439,822)
      (152,750)    3 month LIBOR over 5.90%
                     expires 09/21/98 ....................      (1,088,649)
                                                            --------------
                   Total call options written
                     (premium received $4,101,257) .......      (2,908,721)
                                                            --------------
                   Total investments net of
                     call options written--107.4% ........   1,451,622,881
                   Liabilities in excess of other
                     assets--(7.4%) ......................    (100,462,876)
                                                            --------------
                   NET ASSETS -- 100% ....................  $1,351,160,005
                                                            ==============

-------------
  * Using the higher of Standard & Poor's or Moody's rating.
  + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
 ++ Includes mortgage dollar roll of $12,903,516. See Note 4.
  @ Partial principal amount pledged as collateral for futures transactions.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
    ARM   -- Adjustable Rate Mortgage.
    CMO   -- Collateralized Mortgage Obligation.
    CPI   -- Consumer Price Index.
    G.O.  -- General Obligation Bond.
    I     -- Denotes a CMO with Interest Only characteristics.
    I/O   -- Interest Only.
    LIBOR -- London InterBank Offer Rate.
    P     -- Denotes a CMO with  Principal  Only  characteristics.
    P/O   -- Principal Only.
    REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $1,443,489,390) (Note 1) ................  $1,454,531,602
Cash ............................................         212,650
Deposits with brokers as collateral
  for investments sold short (Note 1) ...........       1,365,000
Interest receivable .............................      12,470,883
Receivable for investments sold .................       2,183,469
Other assets ....................................          81,829
                                                   --------------
                                                    1,470,845,433
                                                   --------------
LIABILITIES
Reverse repurchase agreements (Note 4) ..........      88,476,375
Payable for investments purchased ...............      22,403,584
Interest rate caps, at value
  (unamortized premium $1,035,412) (Note 1) .....       3,146,660
Call options written, at value
  (premium received $4,101,257) (Note 1) ........       2,908,721
Unrealized depreciation on interest rate swaps
  (Notes 1 & 3) .................................         890,783
Investment advisory fee payable (Note 2) ........         444,714
Due to broker-variation margin ..................         436,774
Dividends payable ...............................         327,539
Administration fee payable (Note 2) .............         111,178
Other accrued expenses ..........................         539,100
                                                   --------------
                                                      119,685,428
                                                   --------------
                                                   $1,351,160,005
                                                   ==============
NET ASSETS
  Net assets were comprised of:
  Common stock, at par (Note 5) .................       1,420,106
  Paid-in capital in excess of par ..............   1,335,382,179
                                                   --------------
                                                    1,336,802,285
  Undistributed net investment income ...........      79,544,712
  Accumulated net realized loss .................     (73,471,037)
  Net unrealized appreciation ...................       8,284,045
                                                   --------------
  Net assets, June 30, 1998 .....................  $1,351,160,005
                                                   ==============
Net asset value per share:
  ($1,351,160,005 / 142,010,583 shares of
  common stock issued and outstanding) ..........           $9.51
                                                            =====

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization
    of $7,173,632 and interest expense
    of $29,259,290) .............................    $ 89,053,105
                                                     ------------
Expenses
  Investment advisory ...........................       5,323,741
  Administration ................................       1,330,934
  Custodian .....................................         299,000
  Reports to shareholders .......................         119,000
  Audit .........................................         113,000
  Transfer agent ................................         106,000
  Directors .....................................         100,000
  Legal .........................................          93,000
  Miscellaneous .................................         410,289
                                                     ------------
    Total operating expenses ....................       7,894,964
                                                     ------------
  Net investment income before excise tax .......      81,158,141
  Excise tax ....................................       1,988,694
                                                     ------------
  Net investment income .........................      79,169,447
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ...................................      25,179,448
  Short sales ...................................     (11,415,763)
  Options .......................................      (4,804,103)
  Swaps .........................................      (2,932,011)
  Futures .......................................     (17,305,178)
                                                     ------------
                                                      (11,277,607)
                                                     ------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ...................................      50,977,356
  Options written ...............................       1,192,536
  Options .......................................         877,297
  Interest Rate Caps ............................      (3,845,957)
  Swaps .........................................      (1,004,090)
  Futures .......................................      (1,066,400)
                                                     ------------
                                                       47,130,742
                                                     ------------
Net gain on investments .........................      35,853,135
                                                     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .....................    $115,022,582
                                                     ============

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
  Cash flows provided by operating activities:
  Interest received, net of interest purchased ..... $   124,994,467
  Operating expenses and excise taxes paid .........      (9,854,639)
  Interest expense paid ............................     (30,168,256)
  Purchases of long-term portfolio investments .....  (5,773,835,151)
  Proceeds from disposition of long-term
    portfolio investments ..........................   6,252,830,051
  Other ............................................          10,598
                                                     ---------------
  Net cash flows provided by operating
    activities .....................................     563,977,070
                                                     ---------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ........    (507,307,000)
  Cash dividends paid ..............................     (56,846,800)
                                                     ---------------
  Net cash flows used for financing
    activities .....................................    (564,153,800)
                                                     ---------------
Net decrease in cash ...............................        (176,730)
Cash at beginning of year ..........................         389,380
                                                     ---------------
Cash at end of year ................................       $ 212,650
                                                     ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
TO NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting from
operations ......................................... $  115,022,582
                                                     --------------
Decrease in investments ............................    489,713,765
Net realized loss ..................................     11,277,607
Increase in unrealized appreciation ................    (47,130,742)
Decrease in interest rate caps .....................      4,881,369
Decrease in unrealized appreciation on
  interest rate swaps ..............................      1,004,090
Decrease in interest receivable ....................      6,682,072
Increase in receivable for investments sold ........       (367,432)
Decrease in broker-variation margin ................      1,236,859
Increase in deposits with brokers ..................     (1,365,000)
Decrease in other assets ...........................         10,598
Decrease in payable for investments purchased ......    (19,017,472)
Increase in written options ........................      2,908,721
Decrease in interest payable .......................       (908,966)
Increase in accrued expenses and other
  liabilities ......................................         29,019
                                                     --------------
  Total adjustments ................................    448,954,488
                                                     --------------
Net cash flows provided by operating
  activities ....................................... $  563,977,070
                                                     ==============


--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS
FOR THE YEARS ENDED
--------------------------------------------------------------------------------

                                         JUNE 30,        JUNE 30,
                                          1998            1997
                                         --------        --------

INCREASE (DECREASE) IN
  NET ASSETS

Operations:

  Net investment income ..........    $ 79,169,447     $ 88,871,701

  Net realized loss ..............     (11,277,607)      (2,464,524)

  Net change in unrealized
    appreciation .................      47,130,742       30,422,403
                                     -------------   --------------
  Net increase
    in net assets resulting
    from operations ..............     115,022,582      116,829,580

Dividends from net
  investment income ..............     (56,747,022)     (56,747,067)
                                     -------------   --------------
Total increase ...................      58,275,560       60,082,513

NET ASSETS

Beginning of year ................   1,292,884,445    1,232,801,932
                                     -------------   --------------

End of year ......................  $1,351,160,005   $1,292,884,445
                                    ==============   ==============


                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED JUNE 30,
                                                              -------------------------------------------------------------
                                                                  1998        1997         1996        1995         1994
                                                              ------------ ----------- ------------ ----------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ........................   $      9.10  $     8.68   $     8.72  $     8.32   $     9.62
                                                              ------------ -----------  ----------- ----------   ----------
  Net investment income (net of $0.21, $0.25, $0.22, $0.27
    and $0.12 respectively, of interest expense) ..........          0.56        0.62         0.58        0.61         0.64
  Net realized and unrealized gain (loss) .................          0.25        0.20        (0.17)       0.42        (1.23)
                                                              -----------  ----------   ----------  ----------   ----------
Net increase (decrease) from investment operations ........          0.81        0.82         0.41        1.03        (0.59)
                                                              -----------  ----------   ----------  ----------   ----------
Dividends from net investment income ......................         (0.40)      (0.40)       (0.45)      (0.63)       (0.71)
                                                              -----------  ----------   ----------  -----------  ----------
Net asset value, end of year* .............................       $  9.51  $     9.10   $     8.68  $     8.72   $     8.32
                                                              ===========  ==========   ==========  ==========   ==========
Market value, end of year* ................................        $ 8.81  $     8.13   $     7.63  $     7.50   $     8.00
                                                              ===========  ==========   ==========  ==========   ==========
TOTAL INVESTMENT RETURN+ ..................................         13.59%      12.07%        7.83%       1.61%       (7.73)%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses # ......................................          0.59%       0.63%        0.64%       0.63%        0.67%
Net investment income .....................................          5.96%       7.04%        6.57%       7.28%        6.97%

SUPPLEMENTAL DATA:
Average net assets (in thousands) .........................   $  1,327,28  $1,261,766   $1,248,679  $1,181,411   $1,295,131
Portfolio turnover ........................................           307%        110%         216%        107%          91%
Net assets, end of year (in thousands) ....................   $ 1,351,160  $1,292,884   $1,232,802  $1,238,389   $1,182,120
Reverse repurchase agreements outstanding,
  end of year (in thousands) ..............................   $    88,476  $  595,783   $  352,757  $  489,335   $  395,559
Asset coverage++ ..........................................   $    16,271  $    3,170   $    4,495  $    3,531   $    3,988

------------------
   * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
   # The ratios of operating expenses, including interest expense, to average net assets were 2.80%, 3.47%, 3.17%, 3.89% and 1.98%, for the years indicated above, respectively. The ratios of operating expenses, including interest expense and excise taxes, to average net assets were 2.95%, 3.53%, 3.17%, 3.89% and 1.99% for the years indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the years reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION &       The BlackRock 2001 Term Trust Inc. (the "Trust"), a
ACCOUNTING                   Maryland corporation, is a diversified, closed-end
POLICIES                     management   investment   company.  The  investment
objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      On October 17, 1997, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BLK Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all
intercompany   transactions  and  balances.

      The following is a summary of significant accounting policies followed by the Trust:

      SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.


      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short posi-tion or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

      SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option. Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit  loss in the event of non-  performance  by
the  other  party  to  the  swap.   However,   the  Trust  does  not  anticipate
non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess , if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short-term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method. Expenses are recorded on the accrued basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $1,988,694 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.


NOTE 2. AGREEMENTS           The Trust has an Investment Advisory Agreement with
BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRockAdvisors Inc., an indirect majority-owned subsidiary of PNC Bank,N.A., and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO            Purchases and sales of investment securities, other
SECURITIES                   than  short-term investments and dollar rolls,  for
the year ended  June 30,  1998  aggregated  $5,323,329,284  and  $5,714,521,469, respectively. The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1998, the Trust did not have any investments in illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services,Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

   The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $8,284,045 (gross unrealized appreciation--$38,771,375; gross unrealized depreciation-- $30,487,330).

   For federal income tax purposes, the Trust had a capital loss carryforward as of June 30, 1998 of approximately $72,788,407 of which $582,344 will expire in 2001, $22,753,973 will expire in 2002, $947,956 will expire in 2003, $34,764,750 will expire in 2004, $2,461,777 will expire in 2005 and $11,277,607 will expire in 2006. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at June 30, 1998 are as follows:

                                       VALUE AT       VALUE AT
NUMBER OF                EXPIRATION     TRADE         JUNE 30,       UNREALIZED
CONTRACTS     TYPE          DATE         DATE           1998        DEPRECIATION
--------     -----       ----------    -------       ----------     ------------
Short position:
   106    5 Yr. T-Note     Sept.    $ (11,570,914)  $ (11,626,875)   $ (55,961)
  1,500  30 Yr. T-Bond     Sept.     (184,497,914)   (185,390,625)    (892,711)
                                                                     ---------
                                                                     $(948,672)
                                                                     =========

   The Trust has entered into three interest rate caps. Under the first agreement, the Trust paid a transaction fee and will receive the excess, if any, of a floating rate over a fixed rate. Under the second and third agreements, the Trust received transaction fees and will pay the excess, if any, of a floating rate over a fixed rate. Details of the caps at June 30, 1998 are as follows:

NOTIONAL                                                            VALUE AT
AMOUNT      FIXED    FLOATING       TERMINATION     UNAMORTIZED     JUNE 30,      UNREALIZED
  (000)     RATE      RATE            DATE            COST            1998       DEPRECIATION
-------    -----     -------        -----------     -----------     --------     ------------
Purchased:
$120,000    6.00%   3 month LIBOR     02/19/02       $2,044,567     $ 1,060,800   $  (983,767)

  Sold:
(300,000) 3 Yr. CMT 3 month LIBOR     08/08/01       (1,959,301)     (2,490,000)     (530,699)
(200,000) 5 Yr. CMT 3 month LIBOR     08/12/01       (1,120,678)     (1,717,460)     (596,782)
                                                                     ----------   -----------
                                                                    $(3,146,660)  $(2,111,248)
                                                                    ===========   ===========

Details of open interest rate swaps at june 30, 1998 are as follows:

NOTIONAL                                            UNREALIZED
 AMOUNT                     FIXED       FLOATING    TERMINATION   APPRECIATION
  (000)       TYPE           RATE        RATE          DATE       (DEPRECIATION)
 -------      -----         -----       -------     ----------     -----------
Purchased:
$509,250  Interest Rate     6.37%    2 Yr. Forward     07/27/00    $4,669,823
 280,000     Basis       10 Yr. CMT  3 month LIBOR     05/28/03      (610,400)
  10,908  Interest Rate     7.23%   10 Yr. Forward     06/15/11      (756,939)

 Sold:
(350,000) Interest Rate     6.42%    3 Yr. Forward     07/27/01    (5,105,100)
(10,908)  Interest Rate     7.23%   10 Yr. Forward     06/15/11       911,833
                                                                   ----------
                                                                   $ (890,783)
                                                                   ==========

NOTE 4. BORROWINGS            REVERSE REPURCHASE  AGREEMENTS:  The Trust enters
into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 1998, was approximately $495,864,519 at a weighted average interest rate of approximately 5.15%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year, was $720,010,938 as of February 28, 1998, which was 20.95% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the year ended June 30, 1998, was approximately $15,005,103. For the year ended June 30, 1998 the maximum amount of dollar rolls outstanding at any month end was $15,447,656 as of the close of July 31, 1997, which was 0.75% of total assets.


NOTE 5. CAPITAL               There are 200  million  shares of  $.01  par value
common stock authorized. Of the 142,010,583 common shares outstanding at June 30, 1998, the Adviser owned 10,583 shares.


NOTE 6. DIVIDENDS             Since June 30, 1998, the Board of Directors of the
Trust declared dividends from undistributed earnings of $0.0333 per share payable July 31, 1998 to shareholders of record onJuly 15, 1998.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders  and Board of Directors of
The BlackRock 2001 TermTrust Trust Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The BlackRock 2001 Term Trust Inc. as of June 30, 1998 and the related consolidated statements of operations and of cash flows for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights for the respective stated periods present fairly, in all material respects, the financial position of The BlackRock 2001 Term Trust Inc. at June 30, 1998, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
--------------------------------
Deloitte & Touche LLP

New York, New York
August 1, 1998

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1)To elect three Directors as follows:

         DIRECTOR                                CLASS        TERM      EXPIRING
         -------                                 -----        -----      -------
         Frank J. Fabozzi ....................    II         3 years      2001
         Ralph L. Schlosstein ................    II         3 years      2001
         Walter F. Mondale ...................    II         3 years      2001

         Directors whose term of office continues beyond this meeting are Andrew F.Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink, James Grosfeld, and James Clayburn La Force, Jr.

      (2)To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending June 30, 1999. Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                     VOTES FOR    VOTES AGAINST     ABSTENTIONS
                                                     --------      -----------      ----------
         Frank J. Fabozzi ......................    107,328,201         0            4,390,555
         Ralph L. Schlosstein ..................    107,332,021         0            4,386,735
         Walter F. Mondale .....................    106,860,359         0            4,858,397
         Ratification of Deloitte &Touche LLP ..    109,097,019      476,058         2,145,679

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock 2001 TermTrust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income.


WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB") or determined by the Adviser to be of equivalent credit quality. Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2001. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank &Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLK) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMS):       Mortgage  instruments  with interest rates that
                                 adjust at periodic  intervals at a fixed amount
                                 relative to the market levels of interest rates
                                 as  reflected in  specified  indexes.  ARMs are
                                 backed  by  mortgage   loans  secured  by  real
                                 property.


ASSET-BACKED SECURITIES:         Securities   backed   by   various   types   of
                                 receivables such as automobile and credit card receivables.

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):     Mortgage-backed   securities   which   separate
                                 mortgage  pools  into  short-,   medium-,   and
                                 long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                        When a fund's net asset  value is greater  than
                                 its stock price, the fund is said to be trading at a discount.

DIVIDEND:                        Income  generated by  securities in a portfolio
                                 and  distributed  to  shareholders   after  the
                                 deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders  may  elect to have all  dividends
                                 and     distributions    of    capital    gains
                                 automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:           Securities  issued  or  guaranteed  by the U.S.
                                 government,   or  one  of   its   agencies   or
                                 instrumentalities,  such  as  GNMA  (Government
                                 National Mortgage  Association),  FNMA (Federal
                                 National   Mortgage   Association)   and  FHLMC
                                 (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY                    SECURITIES  (I/O):   Mortgage  securities  that
                                 receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

INVERSE-FLOATINGRATE  MORTGAGES: Mortgage  instruments  with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index. MARKET PRICE: Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:           A  mortgage  dollar  roll is a  transaction  in
                                 which   the   Trust    sells    mortgage-backed
                                 securities  for  delivery in the current  month
                                 and  simultaneously   contracts  to  repurchase
                                 substantially  similar  (although not the same)
                                 securities on a specified  future date.  During
                                 the "roll"  period,  the Trust does not receive
                                 principal   and   interest   payments   on  the
                                 securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:          Mortgage-backed  securities  issued  by  Fannie
                                 Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:  Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):           Net asset  value is the total  market  value of
                                 all  securities  and other  assets  held by the
                                 Trust,  plus income accrued on its investments,
                                 minus   any   liabilities   including   accrued
                                 expenses,   divided  by  the  total  number  of
                                 outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                 STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O): Mortgage   securities  that  receive  only  the
                                 principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

PROJECT LOANS:                   Mortgages  for   multi-family,  low-to  middle-
                                 income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                       Securities    issued   in    connection    with
                                 collateralized    mortgage   obligations   that
                                 generally  represent  the excess cash flow from
                                 the mortgage  assets  underlying  the CMO after
                                 payment of principal  and interest on the other
                                 CMO  securities   and  related   administrative
                                 expenses.


REVERSE                          In a reverse  repurchase  agreement,  the Trust
REPURCHASE AGREEMENTS:           sells  securities and agrees to repurchase them
                                 at a mutually  agreed  date and  price.  During
                                 this time,  the Trust  continues to receive the
                                 principal  and  interest   payments  from  that
                                 security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED         Arrangements  in  which  a pool  of  assets  is
SECURITIES:                      separated   into  two  classes   that   receive
                                 different   proportions  of  the  interest  and
                                 principal    distributions    from   underlying
                                 mortgage-backed securities. IO's and PO's are examples of strips.

------------
 BLACROCK
------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


                       THE BLACKROCK 2001 TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   32nd Floor
                           1285 Avenue of the Americas
                               New York, NY 10019
                                 (800) 227-7BFM



[RECYCLE LOGO]Printed on recycled paper                              092477-10-8


                                 THE BLACKROCK
                              2001 TERM TRUST INC.
                              ====================
                                  CONSOLIDATED
                                 ANNUAL REPORT
                                 JUNE 30, 1998




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